Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Quarterly Report on Form 10-Q of Nascent Wine Company, Inc. for the sic months ended June 30, 2008, I, Peter
V. White, Chief Financial Officer of Nascent Wine Company, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1) such Quarterly Report on Form 10-Q for the six months ended June 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (2) the information contained in such Quarterly Report on Form 10-Q for the six months ended June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of Nascent Wine Company, Inc.



/s/ Peter V. White
-------------------------------------
Peter V. White
Chief Financial Officer
August 14, 2008